UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/13/2006

Oglebay Norton Company
(Exact name of registrant as specified in its charter)

Commission File Number:  000-32665

Ohio	34-1888342
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

North Point Tower
1001 Lakeside Avenue - 15th Floor
Cleveland, OH 44114
(Address of principal executive offices, including zip code)

216-861-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On March 13, 2006, Oglebay Norton Company, an Ohio corporation (the "Company"), issued a press release announcing that its Board of Directors had unanimously decided to pursue becoming a non-registrant with the U.S. Securities and Exchange Commission (the "Commission"). In order to do so, the Company will need consent of two-thirds of the Subscribers under the Registration Rights Agreement, dated January 31, 2005. The process to obtain that consent will commence in the near term. Thereafter, the Company will file a Form 15 with the Commission, notifying the Commission of the Company's intent to deregister its securities.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.    Description of Exhibit

99.1               Oglebay Norton Company Press Release dated March 13, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oglebay Norton Company

Date: March 14, 2006	By:	/s/ Rochelle F. Walk
Rochelle F. Walk
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Oglebay Norton Company Press Release dated March 13, 2006.